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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 29, 2000


                              TeleCorp PCS, Inc.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-27901                 54-1872248
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


               1010 N. Glebe Road, Suite 800, Arlington, VA 22201
          (Address of Principal Executive Offices, including Zip Code)


      Registrant's telephone number, including area code:  (703) 236-1100


                                      N/A
         (Former Name or Former Address if Changed Since Last Report.)


Item 5.  Other Events.

     On June 29, 2000, TeleCorp PCS, Inc. issued a press release announcing a proposed private offering of senior subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are filed with this report:

Exhibit Number                          Description
--------------                          -----------

     99.1          Press Release of TeleCorp PCS, Inc., dated June 29, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
------------------



/s/ Thomas H. Sullivan
----------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  June 29, 2000
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            EXHIBIT
-----------            -------
99.1             Press Release of TeleCorp PCS, Inc. dated June 29, 2000.